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Semi-Annual Report

      February 28, 2002

Corporate High Yield Fund V, Inc.

www.mlim.ml.com

                       CORPORATE HIGH YIELD FUND V, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund V, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

HYV

                            Corporate High Yield Fund V, Inc., February 28, 2002

DEAR SHAREHOLDER

We are pleased to provide you with the first shareholder report for Corporate High Yield Fund V, Inc. The Fund seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed-income securities that are rated in the lower rating categories of the established ratings services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services) or in unrated securities considered by the Investment Adviser to be of comparable quality. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's holdings.

The High-Yield Market Overview

National and world events have gripped the country's attention in the three months from the inception of the Fund on November 30, 2001 to February 28, 2002. The high-yield market, like equities, was roiled by the events of September 11, recessionary fears, defaults and accounting scandals. As the Fund commenced operations, the high-yield market had experienced a substantial recovery. High-yield spreads relative to comparable US Treasury bonds at that time had recovered to 877 basis points (8.77%) on November 30, 2001 from trough levels of 1,012 basis points on September 30. Earnings disappointments were the norm for much of the period, accompanied by lenders unwilling to continue funding weakened borrowers. The rate of defaults climbed. High-profile defaults, such as Enron Corporation's, were riveting. Enron bonds plummeted from investment-grade status to distressed with only the briefest pause in the mainstream high-yield market. As such, the direct effect from Enron was minimal on the high-yield market as a whole. However, the contamination effect was much greater, spreading to both high-yield and investment-grade companies, such as Mirant Corporation, Calpine Corporation and AES Corporation, and to companies in other industries, such as Tyco International Ltd., Worldcom, Inc. and Qwest Communications International Inc.

As the period ended, high-yield market gyrations moderated. Improving economic and earnings news has given the market an optimistic tone. Emboldened by this and by the attractive yields offered in the high-yield markets, investors increased allocations to this asset class. Money has poured into the high-yield sector from both individual investors and large institutions such as pension funds. This has pushed the higher quality end of the high-yield spectrum to very tight spreads relative to comparable US Treasury bonds and has begun to create demand for more speculative, cyclical names.

Since November 30, 2001, the high-yield market, as measured by the Credit Suisse First Boston (CSFB) High Yield Index, continued its recovery, though at a moderating and uneven pace. The total return of the CSFB High Yield Index for the three months ended February 28, 2002 was 2.9%, with price decreases offset by coupon earnings. We believe that the high-yield market in the near term will be choppy, but with an upward bias, reflecting perceived improvements and setbacks in the economy as it pulls itself out of recession. Solid recovery for the high-yield market will require a clearly improved earnings picture. Still, with the spread of the CSFB High Yield Index at 854 basis points over Treasury securities, a yield of 12.7% and a favorable technical wind at their backs, investors are paid to hold high-yield.

Fund Performance

Since inception (November 30, 2001) through February 28, 2002, the total investment return on the Fund's Common Stock was -4.85%, based on a change in the per share net asset value from $15.00 to $14.13, and assuming reinvestment of $0.143 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 6.63%. The Fund earned a modest money market yield on its cash balances through the investment process, with the current yield increasing as the Fund increased the percentage invested in high-yield bonds. Among the Fund's high-yield investments, the Fund's best performance was in the broadcasting sector, which had been hurt by recessionary fears and rebounded as concern abated and as acquisitions in the industry supported higher asset values. Also, the Fund benefited from positions we took in normally stable sectors, with high-quality names that were damaged by fears of recession and a shutdown in travel post-September 11. Among these sectors were leisure, broadcasting and gaming, which rebounded strongly in November and have continued to strengthen as recessionary fears ease. Our performance was hurt by our utility exposure, which suffered from Enron contamination, and by wireless communications, which has been pressured by concerns about slowing growth and high costs. Likewise, the international cable sector has been hit by slow growth, high leverage and funding worries.

Leverage Strategy

As of February 28, 2002, the Fund was approximately 80% invested. We expect that the leveraging process will begin in March 2002 and that it could take several months to reach our target of 25% leverage. We intend to borrow through a commercial paper conduit at rates that provide an attractive spread between our borrowing costs and the income yield on our portfolio. While leverage will hurt total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, we expect to maintain our leverage position at near 25%, though that level may vary somewhat as we adjust portfolio holdings. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

We intend to continue our measured investment process. The high-yield market is an illiquid market and could reward patient investing. We are attempting to construct a well-diversified selection of investments that is based on market-tested names, with the addition of selected new issues. Given our generally constructive market outlook, but recognizing the risk of near term volatility, we have invested the Fund in a core of solid credits, while branching out into sectors that should improve with the economy. At February 28, 2002, the Fund's credit rating profile was similar to that of the CSFB High Yield Index, with a heavier weighting in the BBB category and a lighter weighting in the higher risk CCC category. The Fund's average rating was B+. Because of market turmoil, we were able to buy higher-quality names at very attractive prices. As the market stabilizes, we may sell our investment-grade holdings and reinvest the proceeds in higher-yielding bonds. The stable sectors of the economy remain cable, utilities and health care. The former are well represented in the Fund, and weighted near or above market weightings, but we find health care to be fully valued and expect to keep holdings at or below a market weight. We also have overweighted the broadcast, food, leisure and paper sectors given solid asset values and favorable prospects for the economy. Despite the recovering economy, we find risk to be excessive in fixed-line telecommunications because of the unfavorable competitive conditions in the marketplace. We are underweight in this sector. The Fund is also underweight in the finance, supermarket (food/drug) and retail sectors. We believe that, in general, these businesses are too risky and have inadequate asset protection to make acceptable high-yield investments.

In Conclusion

We thank you for your investment in Corporate High Yield Fund V, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and
Portfolio Manager


/s/ B. Daniel Evans

B. Daniel Evans
Portfolio Manager

April 2, 2002

On April 1, 2002, Vincent T. Lathbury III retired from Merrill Lynch Investment Managers, L.P. (MLIM) after a 20-year career span. Mr. Lathbury joined MLIM in 1982 to help build the company's high-yield debt capability. A well-respected figure in the high-yield debt field, Mr. Lathbury has made many significant contributions to our fixed-income team including integrating our high-yield, emerging market and bank debt groups into one non-investment grade platform. Mr. Lathbury's colleagues at MLIM join the Fund's Board of Directors in thanking him for his many contributions and wishing him well in his retirement.

At this time, we are pleased to announce that in March 2002 B. Daniel Evans joined Elizabeth M. Phillips as Portfolio Manager of Corporate High Yield Fund V, Inc. Mr. Evans joined the high-yield debt area of MLIM in December 2001. Prior to that time, he served as Senior Fund Analyst since 1994, specializing in high-yield and emerging market investments.


                                     2 & 3

                            Corporate High Yield Fund V, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      S&P    Moody's      Face
INDUSTRIES          Ratings  Ratings     Amount                         Corporate Bonds                                     Value
====================================================================================================================================
Airlines--1.5%        A        Ba1    $ 1,500,000  American Airlines, 7.80% due 10/01/2006                              $  1,493,700
                      B        B2       4,000,000  USAir Inc., 10.375% due 3/01/2013                                       2,458,908
                                                                                                                        ------------
                                                                                                                           3,952,608
====================================================================================================================================
Automotive--2.7%      BBB-     Baa3     3,500,000  Arvinmeritor, 8.75% due 3/01/2012                                       3,577,945
                      BB+      Ba2      2,000,000  AutoNation Inc., 9% due 8/01/2008                                       2,097,500
                      B        B2         750,000  Dura Operating Corporation, 9% due 5/01/2009                              716,250
                      BB+      Ba1        500,000  Lear Corporation, 8.11% due 5/15/2009                                     515,655
                                                                                                                        ------------
                                                                                                                           6,907,350
====================================================================================================================================
Broadcasting--6.5%    CCC+     B3       2,000,000  Acme Television/Finance, 10.875% due 9/30/2004                          2,005,000
                      B+       B1       3,000,000  Corus Entertainment Inc., 8.75% due 3/01/2012 (b)                       2,975,580
                      B-       B2       1,000,000  Emmis Communications Corporation, 8.125% due 3/15/2009                  1,027,500
                      B+       B1       1,000,000  Globo Comunicacoes e Participacoes, Ltd., 10.625% due 12/05/2008 (b)      620,000
                      BBB-     Baa3       500,000  Grupo Televisa SA, 8% due 9/13/2011 (b)                                   508,125
                                                   LIN Holdings Corporation:
                      B-       Caa1     4,400,000   16.958%** due 3/01/2008                                                3,740,000
                      B-       Caa1     2,000,000   21.688%** due 3/01/2008                                                1,750,000
                      B        B2       4,000,000  Young Broadcasting Inc., 8.50% due 12/15/2008 (b)                       4,170,000
                                                                                                                        ------------
                                                                                                                          16,796,205
====================================================================================================================================
Cable--               CCC+     Caa1     2,000,000  Callahan Nordrhein-Westfalen, 25.623%** due 7/15/2010                     260,000
International--0.1%
====================================================================================================================================
Cable--US--4.7%                                    Adelphia Communications Corporation:
                      B+       B2       1,500,000   9.375% due 11/15/2009                                                  1,481,250
                      B+       B2       1,500,000   10.875% due 10/01/2010                                                 1,590,000
                      BB+      Ba2      4,000,000  CSC Holdings Inc., 7.875% due 2/15/2018                                 3,741,728
                      B+       B2       3,000,000  Charter Communications Holdings, 8.625% due 4/01/2009                   2,730,000
                      B        B3         550,000  Coaxial Communications/Phoenix, 10% due 8/15/2006                         550,000
                      B-       B3       3,500,000  Insight Communications, 12.523%** due 2/15/2011                         2,082,500
                                                                                                                        ------------
                                                                                                                          12,175,478
====================================================================================================================================
Chemicals--3.6%       BB+      B1       3,000,000  Equistar Chemicals LP, 10.125% due 9/01/2008                            3,000,000
                      B-       Caa1     1,000,000  Huntsman ICI Chemicals, 10.125% due 7/01/2009                             880,000
                      B+       B2       4,000,000  ISP Holdings Inc., 10.625% due 12/15/2009 (b)                           4,090,000
                      BB-      Ba3      1,000,000  MacDermid, Inc., 9.125% due 7/15/2011                                   1,040,000
                      NR*      NR*        219,000  PCI Chemicals, Canada, 10% due 12/31/2008                                 164,250
                      NR*      NR*         73,000  Pioneer Companies, Inc., 5.409% due 12/31/2006 (c)                         52,560
                                                                                                                        ------------
                                                                                                                           9,226,810
====================================================================================================================================
Consumer              BB+      Ba3      4,000,000  American Greetings, 11.75% due 7/15/2008                                3,880,000
Products--4.8%        B-       B2       1,000,000  Chattem, Inc., 8.875% due 4/01/2008                                     1,005,000
                      BB-      Ba1      1,500,000  Louisiana Pacific Corporation, 8.875% due 8/15/2010                     1,492,811
                                                   Pennzoil-Quaker State:
                      BB-      Ba3      2,000,000   10% due 11/01/2008 (b)                                                 2,130,000
                      BB+      Ba2      2,350,000   7.375% due 4/01/2029                                                   1,834,220
                      B-       B3       2,000,000  Simmons Company, 10.25% due 3/15/2009                                   2,070,000
                                                                                                                        ------------
                                                                                                                          12,412,031
====================================================================================================================================
Energy--3.3%          B-       B2       1,400,000  Baytex Energy Limited, 10.50% due 2/15/2011                             1,330,000
                      BB-      B1       1,000,000  El Paso Energy Partners, 8.50% due 6/01/2011                            1,020,000
                      B+       B2       4,000,000  Stone Energy Corporation, 8.25% due 12/15/2011 (b)                      4,040,000
                      BB-      Ba3      2,000,000  Westport Resources Corp., 8.25% due 11/01/2011 (b)                      2,030,000
                                                                                                                        ------------
                                                                                                                           8,420,000
====================================================================================================================================
Energy--Other--2.0%   BB-      Ba3      1,500,000  BRL Universal Equipment, 8.875% due 2/15/2008                           1,530,000
                      BB       Ba3      2,500,000  Hanover Equipment, Trust B, 8.75% due 9/01/2011 (b)                     2,512,500
                      BB       Ba3      1,000,000  Port Arthur Finance Corporation, 12.50% due 1/15/2009                   1,067,500
                                                                                                                        ------------
                                                                                                                           5,110,000
====================================================================================================================================
Food/Tobacco--4.7%                                 Aurora Foods Inc.:
                      CCC+     Caa1     1,500,000   9.875% due 2/15/2007                                                   1,477,500
                      CCC+     Caa1     2,000,000   8.75% due 7/01/2008                                                    1,870,000
                      B+       Ba3      2,750,000  Constellation Brands Inc., 8.125% due 1/15/2012                         2,853,125
                      B+       B2       3,000,000  Cott Beverages Inc., 8% due 12/15/2011 (b)                              3,063,750
                      CCC+     Caa1     3,000,000  New World Pasta Company, 9.25% due 2/15/2009                            2,820,000
                                                                                                                        ------------
                                                                                                                          12,084,375
====================================================================================================================================
Gaming--2.7%          BB+      Ba2      1,500,000  MGM Grand Inc., 9.75% due 6/01/2007                                     1,625,625
                      BB-      Ba3      1,500,000  Mandalay Resort Group, 10.25% due 8/01/2007                             1,614,375
                      BB+      Ba2      1,500,000  Park Place Entertainment, 8.125% due 5/15/2011                          1,524,375
                      B-       Caa1     2,000,000  Venetian Casino/LV Sands, 12.25% due 11/15/2004                         2,100,000
                                                                                                                        ------------
                                                                                                                           6,864,375
====================================================================================================================================
Health Care--2.1%     BB+      Ba3      2,000,000  Coventry Health Care Inc., 8.125% due 2/15/2012 (b)                     2,050,000
                      B+       Ba2      1,000,000  Fresenius Medical Capital Trust IV, 7.875% due 6/15/2011                  995,000
                      B-       B3       3,000,000  Magellan Health Services, 9% due 2/15/2008                              2,475,000
                                                                                                                        ------------
                                                                                                                           5,520,000
====================================================================================================================================
Housing--2.0%         B+       B2       4,000,000  Building Materials Corporation, 8.625% due 12/15/2006                   3,340,000
                      BB-      Ba3      1,750,000  Forest City Enterprises Inc., 8.50% due 3/15/2008                       1,752,188
                                                                                                                        ------------
                                                                                                                           5,092,188
====================================================================================================================================


                                     4 & 5

                            Corporate High Yield Fund V, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P    Moody's      Face
INDUSTRIES          Ratings  Ratings     Amount                         Corporate Bonds                                     Value
====================================================================================================================================
Information           B+       B1     $ 4,000,000  Amkor Technology Inc., 9.25% due 5/01/2006                           $  3,770,000
Technology--2.5%      BB+      Ba1      2,750,000  Solectron Corporation, 9.625% due 2/15/2009                             2,750,000
                                                                                                                        ------------
                                                                                                                           6,520,000
====================================================================================================================================
Leisure--5.4%         BB-      Ba3      1,000,000  Felcor Lodging LP, 8.50% due 6/01/2011                                  1,007,500
                      BB-      Ba3      1,000,000  HMH Properties, Inc., 8.45% due 12/01/2008                              1,002,500
                      BB-      Ba3      1,000,000  Host Marriott LP, 9.50% due 1/15/2007                                   1,050,000
                                                   ITT Corporation (New):
                      BBB-     Ba1      1,000,000   7.375% due 11/15/2015                                                    916,220
                      BBB-     Ba1      1,500,000   7.75% due 11/15/2025                                                   1,289,760
                      B+       B1       2,500,000  Intrawest Corporation, 9.75% due 8/15/2008                              2,525,000
                                                   Meristar Hospitality Corp.:
                      B+       B1       1,000,000   9% due 1/15/2008                                                         995,000
                      B+       B1       1,500,000   10.50% due 6/15/2009 (b)                                               1,575,000
                      B        B3         500,000  Six Flags Inc., 9.50% due 2/01/2009                                       510,000
                      B        B2       3,000,000  Vail Resorts Inc., 8.75% due 5/15/2009 (b)                              3,045,000
                                                                                                                        ------------
                                                                                                                          13,915,980
====================================================================================================================================
Manufacturing--3.0%   B-       Caa1     2,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                           1,300,000
                                                   Foamex LP:
                      CCC+     Caa2       850,000   13.50% due 8/15/2005                                                     752,250
                      CCC+     Caa2     1,150,000   9.875% due 6/15/2007                                                     920,000
                      B        B2       2,500,000  Terex Corporation, 9.25% due 7/15/2011                                  2,575,000
                      BBB      Baa1     2,350,000  Tyco International Group, SA, 6.375% due 2/15/2006                      2,141,015
                                                                                                                        ------------
                                                                                                                           7,688,265
====================================================================================================================================
Media--               BB-      B1       4,250,000  Primedia, Inc., 8.875% due 5/15/2011                                    3,708,125
Diversified--1.4%
====================================================================================================================================
Metals/Minerals--     B        B3       1,000,000  Compass Minerals Group, 10% due 8/15/2011 (b)                           1,050,000
1.8%                  NR*      Caa2       750,000  Kaiser Aluminum & Chemical Corp., 10.875% due 10/15/2006                  566,250
                      B-       B2       3,000,000  Ucar Finance Inc., 10.25% due 2/15/2012 (b)                             3,082,500
                                                                                                                        ------------
                                                                                                                           4,698,750
====================================================================================================================================
Packaging--1.1%       BB       B2       2,800,000  Owens-Brockway Glass Container, 8.875% due 2/15/2009 (b)                2,849,000
====================================================================================================================================
Paper--6.4%           B-       B3       3,000,000  Ainsworth Lumber Company, 13.875% due 7/15/2007 (b)                     3,180,000
                      BB-      Ba1      1,500,000  Caraustar Industries Inc., 9.875% due 4/01/2011                         1,567,500
                      B        B3       2,000,000  Doman Industries Limited, 12% due 7/01/2004                             1,880,000
                      B+       B2       3,500,000  Graphic Packaging Corporation, 8.625% due 2/15/2012 (b)                 3,622,500
                      BB       Ba2      1,500,000  Norske Skog, 8.625% due 6/15/2011 (b)                                   1,530,000
                      CCC+     Caa1     2,000,000  Riverwood International Corporation, 10.875% due 4/01/2008              2,075,000
                      CCC+     Caa2     4,000,000  Samsonite Corporation, 10.75% due 6/15/2008 (b)                         2,720,000
                                                                                                                        ------------
                                                                                                                          16,575,000
====================================================================================================================================
Services--2.5%        B        B2       2,750,000  Coinmach Corporation, 9% due 2/01/2010 (b)                              2,846,250
                      B-       B3       3,500,000  Williams Scotsman Inc., 9.875% due 6/01/2007 (b)                        3,465,000
                                                                                                                        ------------
                                                                                                                           6,311,250
====================================================================================================================================
Steel--1.0%           NR*      B1       2,500,000  Oregon Steel Mills, 11% due 6/15/2003                                   2,500,000
====================================================================================================================================
Telecommunications--  B+       B1       2,575,000  Echostar DBS Corporation, 9.125% due 1/15/2009 (b)                      2,610,406
3.7%                  B-       B3       2,500,000  Fairpoint Communications, 12.50% due 5/01/2010                          2,487,500
                      B-       Ca       3,000,000  GT Group Telecom, 42.168%** due 2/01/2010                                 195,000
                      B        Ba3      1,650,000  Panamsat Corporation, 8.50% due 2/01/2012 (b)                           1,641,750
                      B        B2       4,500,000  Telewest Communications PLC, 11.25% due 11/01/2008                      2,520,000
                                                                                                                        ------------
                                                                                                                           9,454,656
====================================================================================================================================
Theaters--0.1%        CCC      Caa3       375,000  AMC Entertainment Inc., 9.875% due 2/01/2012 (b)                          359,062
====================================================================================================================================
Transportation--2.7%  D        NR*      1,000,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (a)(b)                        220,000
                      BB-      B1       3,500,000  TFM, SA de CV, 13.802%** due 6/15/2009                                  3,185,000
                      BB-      Ba2      3,500,000  Teekay Shipping Corporation, 8.875% due 7/15/2011                       3,622,500
                                                                                                                        ------------
                                                                                                                           7,027,500
====================================================================================================================================
Utility--6.5%                                      The AES Corporation:
                      BB       Ba1        525,000   8.75% due 12/15/2002                                                     462,000
                      B+       Ba2        300,000   10.25% due 7/15/2006                                                     132,000
                      B+       Ba2        500,000   8.375% due 8/15/2007                                                     210,000
                      BB       Ba1      4,000,000   9.375% due 9/15/2010                                                   2,600,000
                      BB+      Ba1      3,000,000  Avista Corporation, 9.75% due 6/01/2008                                 3,163,458
                                                   Calpine Corporation:
                      BB+      Ba1      1,250,000   8.25% due 8/15/2005                                                      903,646
                      BB+      Ba1        600,000   4% due 12/26/2006 (b)                                                    453,000
                      BB+      Ba1      5,000,000   8.50% due 2/15/2011                                                    3,600,770
                      BBB-     Ba1      2,000,000  Mirant Americas Generating Inc., 8.30% due 5/01/2011                    1,700,000
                      BB-      Ba2      3,600,000  Mission Energy Holdings, 13.50% due 7/15/2008                           3,636,000
                                                                                                                        ------------
                                                                                                                          16,860,874
====================================================================================================================================
Wireless              B-       Caa1     4,250,000  American Tower Corporation, 9.375% due 2/01/2009                        2,805,000
Communications--      B        B3       4,250,000  Crown Castle International Corp., 9.375% due 8/01/2011                  3,123,750
3.0%                  B        B1       1,000,000  Nextel Communications, Inc., 9.50% due 2/01/2011                          615,000
                      CCC+     B3       2,000,000  Nextel Partners Inc., 11% due 3/15/2010 (b)                             1,240,000
                                                                                                                        ------------
                                                                                                                           7,783,750
====================================================================================================================================


                                     6 & 7

                            Corporate High Yield Fund V, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                      S&P    Moody's      Face
INDUSTRIES          Ratings  Ratings     Amount                         Corporate Bonds                                     Value
===================================================================================================================================
Wireless              B-       Caa1   $ 3,500,000  Millicom International Cellular SA, 13.50% due 6/01/2006            $  2,065,000
Communications--      D        Ca       3,500,000  Nextel International Inc., 12.75% due 8/01/2010 (a)                      245,000
International--0.9%                                                                                                    ------------
                                                                                                                          2,310,000
===================================================================================================================================
                                                   Total Investments in Corporate Bonds (Cost--$218,585,274)--82.7%     213,383,632
===================================================================================================================================
                                         Shares
                                          Held                            Common Stocks
===================================================================================================================================
Chemicals--0.0%                            14,135  Pioneer Companies, Inc. (a)                                               28,270
===================================================================================================================================
                                                   Total Investments in Common Stocks (Cost--$18,132)--0.0%                  28,270
===================================================================================================================================
                                          Face
                                         Amount                       Short-Term Securities
===================================================================================================================================
Commercial                            $ 7,000,000  Gannett Company, 1.77% due 4/11/2002                                   6,985,889
Paper***--11.9%                         6,767,000  General Motors Acceptance Corp., 1.98% due 3/01/2002                   6,767,000
                                       11,000,000  SBC Communications Inc., 1.76% due 4/08/2002                          10,979,564
                                        6,000,000  Verizon Network, 1.76% due 3/18/2002                                   5,995,013
                                                                                                                       ------------
                                                                                                                         30,727,466
===================================================================================================================================
US Government Agency                   18,000,000  Federal Home Loan Mortgage Corporation, 1.68% due 3/19/2002           17,984,880
Obligations***--7.0%
===================================================================================================================================
                                                   Total Investments in Short-Term Securities
                                                   (Cost--$48,712,346)--18.9%                                            48,712,346
===================================================================================================================================
                                                   Total Investments (Cost--$267,315,752)--101.6%                       262,124,248
                                                   Liabilities in Excess of Other Assets--(1.6%)                         (4,007,423)
                                                                                                                       ------------
                                                   Net Assets--100.0%                                                  $258,116,825
                                                                                                                       ============
===================================================================================================================================

              *   Not Rated.
             ** Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
            *** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
            (a)   Non-income producing security.
            (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (c)   Floating rate note.

                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of February 28, 2002
===================================================================================================================================
Assets:           Investments, at value (identified cost--$267,315,752) ..............................                 $262,124,248
                  Receivables:
                    Interest .........................................................................    $ 4,563,305
                    Securities sold ..................................................................      1,005,383     5,568,688
                                                                                                          -----------
                  Prepaid expenses and other assets ..................................................                       69,407
                                                                                                                       ------------
                  Total assets .......................................................................                  267,762,343
                                                                                                                       ------------
===================================================================================================================================
Liabilities:      Payables:
                    Securities purchased .............................................................      7,711,914
                    Custodian bank ...................................................................      1,055,228
                    Dividends to shareholders ........................................................        497,862
                    Reorganization costs .............................................................        379,950
                    Interest on loans ................................................................            564
                  Total liabilities ..................................................................      ---------     9,645,518
                                                                                                                       ------------
===================================================================================================================================
Net Assets:       Net assets .........................................................................                 $258,116,825
                                                                                                                       ============
===================================================================================================================================
Capital:          Common Stock, $.10 par value, 200,000,000 shares authorized ........................                 $  1,826,315
                  Paid-in capital in excess of par ...................................................                  259,364,511
                  Undistributed investment income--net ...............................................                    1,565,167
                  Undistributed realized capital gains on investments--net ...........................                      552,336
                  Unrealized depreciation on investments--net ........................................                   (5,191,504)
                                                                                                                       ------------
                  Total--Equivalent to $14.13 per share based on 18,263,146 shares of capital stock
                  outstanding (market price--$13.71) .................................................                 $258,116,825
                                                                                                                       ============
===================================================================================================================================

                  See Notes to Financial Statements.


                                     8 & 9

                            Corporate High Yield Fund V, Inc., February 28, 2002

STATEMENT OF OPERATIONS

                         For the Period November 30, 2001+ to February 28, 2002
=================================================================================================================================
Investment Income:       Interest ...............................................................                    $  4,212,915
=================================================================================================================================
Expenses:                Investment advisory fees ...............................................       $ 379,293
                         Accounting services ....................................................          25,177
                         Listing fees ...........................................................          13,092
                         Directors' fees and expenses ...........................................          10,542
                         Transfer agent fees ....................................................           5,317
                         Professional fees ......................................................           5,179
                         Printing and shareholder reports .......................................           4,834
                         Custodian fees .........................................................           3,682
                         Pricing services .......................................................           3,107
                         Borrowing costs ........................................................             564
                         Other ..................................................................           2,627
                                                                                                        ---------
                         Total expenses before reimbursement ....................................         453,414
                         Reimbursement of expenses ..............................................        (379,293)
                                                                                                        ---------
                         Total expenses after reimbursement .....................................                          74,121
                                                                                                                     ------------
                         Investment income--net .................................................                       4,138,794
=================================================================================================================================
Realized & Unrealized    Realized gain on investments--net ......................................                         552,336
Gain (Loss) on           Unrealized depreciation on investments--net ............................                      (5,191,504)
Investments--Net:                                                                                                    ------------
                         Net Decrease in Net Assets Resulting from Operations ...................                    $   (500,374)
                                                                                                                     ============
=================================================================================================================================

            +     Commencement of operations.

                  See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                  For the Period
                                                                                                                    November 30,
                                                                                                                      2001+ to
                                                                                                                    February 28,
                         Increase (Decrease) in Net Assets:                                                             2002
================================================================================================================================
Operations:              Investment income--net ...............................................................     $  4,138,794
                         Realized gain on investments--net ....................................................          552,336
                         Unrealized depreciation on investments--net ..........................................       (5,191,504)
                                                                                                                    ------------
                         Net decrease in net assets resulting from operations .................................         (500,374)
                                                                                                                    ------------
================================================================================================================================
Dividends to             Dividends to shareholders from investment income--net ................................       (2,573,627)
Shareholders:                                                                                                       ------------
================================================================================================================================
Capital Stock            Proceeds from issuance of Common Stock ...............................................      261,073,125
Transactions:            Value of shares issued to Common Stock shareholders in reinvestment of dividends .....          445,974
                         Offering costs resulting from the issuance of Common Stock ...........................         (428,276)
                                                                                                                    ------------
                         Net increase in net assets derived from capital stock transactions ...................      261,090,823
                                                                                                                    ------------
================================================================================================================================
Net Assets:              Total increase in net assets .........................................................      258,016,822
                         Beginning of period ..................................................................          100,003
                                                                                                                    ------------
                         End of period* .......................................................................     $258,116,825
                                                                                                                    ============
================================================================================================================================
                       * Undistributed investment income--net .................................................     $  1,565,167
                                                                                                                    ============
================================================================================================================================

            +     Commencement of operations.

                  See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                  For the Period
                                                                                                                   November 30,
                         The following per share data and ratios have been derived                                   2001+ to
                         from information provided in the financial statements.                                    February 28,
                         Increase (Decrease) in Net Asset Value:                                                       2002
================================================================================================================================
Per Share                Net asset value, beginning of period .................................................     $      14.33
Operating                                                                                                           ------------
Performance:               Investment income--net .............................................................              .23
                           Realized and unrealized loss on investments--net ...................................             (.27)
                                                                                                                    ------------
                         Total from investment operations .....................................................             (.04)
                                                                                                                    ------------
                         Less dividends from investment income--net ...........................................             (.14)
                                                                                                                    ------------
                         Capital charge resulting from the issuance of Common Stock ...........................             (.02)
                                                                                                                    ------------
                         Net asset value, end of period .......................................................     $      14.13
                                                                                                                    ============
                         Market price per share, end of period ................................................     $      13.71
                                                                                                                    ============
================================================================================================================================
Total Investment         Based on net asset value per share ...................................................           (4.85%)++
Return:**                                                                                                           ============
                         Based on market price per share ......................................................           (7.68%)++
                                                                                                                    ============
================================================================================================================================
Ratios to Average        Expenses, net of reimbursement .......................................................             .12%*
Net Assets:                                                                                                         ============
                         Expenses .............................................................................             .72%*
                                                                                                                    ============
                         Investment income--net ...............................................................            6.58%*
                                                                                                                    ============
================================================================================================================================
Supplemental             Net assets, end of period (in thousands) .............................................     $    258,117
Data:                                                                                                               ============
                         Portfolio turnover ...................................................................           10.41%
                                                                                                                    ============
================================================================================================================================

             *    Annualized.
            **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's
                  Investment Adviser waived a portion of its management fee.
                  Without such waiver, the Fund's performance would have been lower.
             +    Commencement of operations.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.


                                    10 & 11

                            Corporate High Yield Fund V, Inc., February 28, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on November 30, 2001, the Fund had no operations other than those relating to organizational matters and the sale of 6,981 shares of Common Stock on November 16, 2001 to Fund Asset Management, L.P. ("FAM") for $100,003. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol HYV. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. For the period November 30, 2001 to February 28, 2002, FAM earned fees of $379,293, all of which was waived.

During the period November 30, 2001 to February 28, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received underwriting fees of $11,272,500 in connection with the issuance of the Fund's Common Stock.

For the period November 30, 2001 to February 28, 2002, the Fund reimbursed FAM $2,644 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 30, 2001 to February 28, 2002 were $229,693,775 and $12,461,794, respectively.

Net realized gains (losses) for the period November 30, 2001 to February 28, 2002 and net unrealized losses as of February 28, 2002 were as follows:

-------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
-------------------------------------------------------------------------------
Long-term investments ................          $ 553,172           $(5,191,504)
Short-term investments ...............               (836)                   --
                                                ---------           -----------
Total ................................          $ 552,336           $(5,191,504)
                                                =========           ===========
-------------------------------------------------------------------------------


                                    12 & 13

                            Corporate High Yield Fund V, Inc., February 28, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

As of February 28, 2002, net unrealized depreciation for Federal income tax purposes aggregated $5,191,504, of which $3,899,277 related to appreciated securities and $9,090,781 related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $267,315,752.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period November 30, 2001 to February 28, 2002 increased by 18,225,000 from shares sold and by 31,165 as a result of dividend reinvestment.

5. Subsequent Event:

On March 7, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.090547 per share, payable on March 29, 2002 to shareholders of record as of March 18, 2002.

PORTFOLIO INFORMATION

                                                                                                                          Percent of
                       As of February 28, 2002                                                                 Long-Term Investments
====================================================================================================================================
Ten Largest            Young Broadcasting Inc.        Young Broadcasting owns and operates television stations in
Holdings                                              geographically diverse markets and a national television sales representative firm. The company's stations are affiliated with
                                                      American Broadcasting Companies, Inc., CBS Inc. and National
                                                      Broadcasting Company, Inc.                                                2.0%
                       -------------------------------------------------------------------------------------------------------------
                       ISP Holdings Inc.              International Specialty Products Inc. manufactures specialty chemicals, mineral products and filter products. The company's chemical products are used in the pharmaceutical, hair and skin care, plastics, agricultural, coatings and adhesives markets.
                                                      International's mineral products are sold to the roofing industry.
                                                      Filter products include filter vessels, bags and systems.                 1.9
                       -------------------------------------------------------------------------------------------------------------
                       Stone Energy Corporation       Stone Energy is an independent oil and gas company. The company acquires, explores, develops and operates oil and gas properties
                                                      onshore and offshore in the Gulf Coast Basin.                             1.9
                       -------------------------------------------------------------------------------------------------------------
                       Amkor Technology Inc.          Amkor Technology provides semiconductor packaging and testing services. The company offers deep sub-micron wafer fabrication, wafer probe testing, integrated circuit packaging assembly and design, final testing, reliability testing, burn-in and electrical
                                                      characterization.                                                         1.9
                       -------------------------------------------------------------------------------------------------------------
                       American Greetings             American Greetings is the largest publicly owned maker of greeting cards in the world. The company also makes gift wrap, party goods
                                                      and giftware. Its products are sold in more than 70 countries.            1.8
                       -------------------------------------------------------------------------------------------------------------
                       Primedia, Inc.                 Primedia, a media company, provides specialized information in the consumer, business-to-business and education markets. The
                                                      company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks. Primedia's brands include "Seventeen,"
                                                      "New York" and "Modern Bride."                                            1.8
                       -------------------------------------------------------------------------------------------------------------
                       LIN Holdings Corporation       LIN Television owns and operates eight network-affiliated
                                                      television stations. The company also provides programming and marketing services for four other stations and operates low-power television stations and satellite broadcasting facilities. In addition, LIN offers a weather forecasting service for cable
                                                      systems.                                                                  1.7
                       -------------------------------------------------------------------------------------------------------------
                       Mission Energy Holdings        Mission Energy is the non-regulated energy-generation subsidiary of
                                                      Edison International, an international electric power generating company. Edison International also owns California utility Southern
                                                      California Edison.                                                        1.7
                       -------------------------------------------------------------------------------------------------------------
                       CSC Holdings Inc.              Cablevision Systems Corporation provides telecommunications and entertainment services. The company has operations in multimedia delivery, subscription cable television services, championship professional sports teams, and national television program networks. Cablevision serves cable customers primarily in the New
                                                      York metropolitan area.                                                   1.7
                       -------------------------------------------------------------------------------------------------------------
                       Teekay Shipping Corporation    Teekay Shipping provides international crude oil and petroleum product transportation services to major oil companies, major oil traders and government agencies. The company provides its services
                                                      through a fleet of medium size oil tankers worldwide.                     1.7
                       -------------------------------------------------------------------------------------------------------------

Portfolio Profile

The quality ratings of securities in the Fund as of February 28, 2002 were as follows:

  ------------------------------------------------------------------------------
                                                                      Percent of
  S&P Rating                                               Long-Term Investments
  ------------------------------------------------------------------------------
  BBB ..........................................................              6%
  BB ...........................................................             35
  B ............................................................             50
  CCC or lower .................................................              8
  NR (Not Rated) ...............................................              1
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                                                      Percent of
  Five Largest Industries                                  Long-Term Investments
  ------------------------------------------------------------------------------
  Utility ......................................................            7.9%
  Broadcasting .................................................            7.9
  Paper ........................................................            7.8
  Leisure ......................................................            6.5
  Consumer Products ............................................            5.8
  ------------------------------------------------------------------------------

                                                                      Percent of
  Five Largest Foreign Countries*                          Long-Term Investments
  ------------------------------------------------------------------------------
  Canada .......................................................            4.9%
  Luxembourg ...................................................            2.0
  Mexico .......................................................            1.7
  Bahamas ......................................................            1.7
  Great Britain ................................................            1.2
  ------------------------------------------------------------------------------
* All holdings are denominated in US dollars.

  ------------------------------------------------------------------------------
                                                                      Percent of
  Foreign Holdings*                                        Long-Term Investments
  ------------------------------------------------------------------------------
  Total Foreign Holdings .......................................           12.0%
  Emerging Markets Holdings ....................................            2.1
  ------------------------------------------------------------------------------
* All holdings are denominated in US dollars.

  ------------------------------------------------------------------------------
  Average Portfolio Maturity                                          6.1 Years
  ------------------------------------------------------------------------------


                                    14 & 15

[LOGO] Merrill Lynch Investment Managers

                     [GRAPHIC]

Corporate High Yield Fund V, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed-income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund V, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper              #COYV--2/02